UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3

1.	Investment Company Act File Number: 811-23638
Date of Notification: January 27, 2023

2.	Exact name of Investment Company as specified in registration statement:
The Finite Solar Finance Fund

3.	Address of principal executive office: (number, street, city, state, zip code)
401 Wilshire Blvd. #1251
Santa Monica, CA 90401

4.	Check one of the following:

A.	☒	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	☐	The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	☐	The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Kevin Conroy
Kevin Conroy
President

EXPLANATORY NOTE

This is being filed to replace Form N-23c-3 filed on 1/23/2023 in error. The original file on 1/23/2023 was not provided to shareholders. This new filing contains the accurate NAV for trade date 1/26/2023. This new filing was sent to all Finite shareholders on 1/27/2023 by the advisor.

THE FINITE SOLAR FINANCE FUND

If you do not wish to sell shares at this time, please disregard this Notice

NOTICE OF QUARTERLY REPURCHASE OFFER

IF YOU OWN THESE SHARES THROUGH A FINANCIAL INTERMEDIARY, CONTACT YOUR FINANCIAL INTERMEDIARY

January 27, 2023

Dear Finite Solar Finance Fund Shareholder,

The purpose of this notice is to inform you of the upcoming quarterly repurchase offer for The Finite Solar Finance Fund (the "Fund"). If you have no need or desire to sell your shares this quarter, simply disregard this notice. We will notify you again next quarter and mail new documents to be completed in connection with the next repurchase offer.

We extend this repurchase offer to provide some liquidity to shareholders, because shares of this closed-end interval fund are not redeemable daily for cash and are not traded on a stock exchange. Shares of the Fund can only be tendered for repurchase during one of the Fund’s scheduled quarterly repurchase offers, so we would like to make you aware of the deadlines and procedures should you wish to do so. The Fund is offering to repurchase 5% of its total shares during this repurchase offer period. If total repurchase requests exceed 5% of the Fund’s total shares, the Fund may (but is not obligated to) increase the number of shares that it is offering to repurchase by up to an additional 2% of its total shares. Note that if shares requested to be repurchased exceed the number offered for repurchase, the Fund will repurchase tendered shares on a pro rata basis. In the event of an oversubscribed repurchase offer, you may be unable to liquidate some or all of your investment even if you tender all of the shares that you own and will have to wait until a subsequent repurchase offer to tender shares that the Fund was unable to repurchase.

Shareholders who tender for repurchase only a portion of their shares are required to maintain a minimum account balance of $500. If a shareholder tenders a portion of its shares and the repurchase of that portion would cause the shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase all of such shareholder’s outstanding shares, provided that the account did not fall below the required minimum as a result of market movements after the date of the applicable repurchase offer notification.

Any sale of shares to the Fund pursuant to this repurchase offer will generally be a taxable event. Consult your financial advisor or tax advisor for more information. Please remember that you are not obligated to do anything with your shares at this time if you do not need or desire to sell your shares.

The repurchase offer period will begin on January 27, 2023, and end on February 23, 2023. If you wish to sell your shares during this repurchase offer period, you can do so in one of the following two ways:

(1)	If your shares are held at your financial advisor, broker, dealer or other financial intermediary, please ask your financial advisor, broker, dealer or other financial intermediary to submit a repurchase request for you. Your financial advisor broker, dealer or other financial intermediary may have different requirements for making a repurchase request during the repurchase offer period. Neither the Fund or Finite Management, LLC is responsible for any errors committed by your financial advisor, broker, dealer or other financial intermediary in submitting a Repurchase Request for you. A shareholder who holds shares through a financial adviser, broker, dealer or other financial intermediary should NOT submit the attached form to the Fund.
(2)	If you have a direct account held with the Fund, please complete, sign and date the enclosed Repurchase Request Form. In order to process your request, it must be received in good order by the Fund’s transfer agent, US Bank, by 4:00 p.m., Eastern Time, on Thursday, February 23, 2023 to be effective.

For informational purposes, on January 27, 2023, the net asset value per share of the Fund was $9.78

Shareholders should realize that the net asset value of the Fund (and therefore the net asset value of the shares held by each shareholder) likely will change between January 27, 2023 (the most recent date as of which net asset value is available) and February 23, 2023, when the value of the shares tendered to the Fund will be determined for purposes of calculating the purchase price of such shares. Any tendering shareholders that wish to obtain the most current net asset value of their shares on this basis should contact the Fund at (844) 434-6483.

All repurchase requests must be received in good order by 4:00 p.m., Eastern Time, on Thursday, February 23, 2023, to be effective.

For additional details of the offer, please refer to the attached Repurchase Offer document.

If you have questions, please call your financial advisor or the Fund at (844) 434-6483.

Sincerely,

The Finite Solar Finance Fund

THE FINITE SOLAR FINANCE FUND

REPURCHASE OFFER

1.       The Offer. The Finite Solar Finance Fund (the "Fund") is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares at a price equal to the net asset value ("NAV") as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's Prospectus and Statement of Additional Information. Shareholders who tender for repurchase only a portion of their shares are required to maintain a minimum account balance of $500. If a shareholder tenders a portion of its shares and the repurchase of that portion would cause the shareholder’s account balance to fall below the required minimum, the Fund reserves the right to repurchase all of such shareholder’s outstanding shares, provided that the account did not fall below the required minimum as a result of market movements after the date of the applicable repurchase offer notification.

2.       Net Asset Value. On January 27, 2023, the NAV of the Fund was $9.78 per share. Shares will be repurchased at the NAV per share determined as of the close of regular trading on the New York Stock Exchange no later than the 14th day after the Repurchase Request Deadline. The NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date (defined below) may be higher or lower than the NAV stated above or the date on which you return your Redemption Request Form. The current NAV may be obtained by calling (844) 434-6483 and asking for the most recent price. The shares of the Fund are not traded on any organized market or securities exchange.

3.       Repurchase Request Deadline. All Redemption Request Forms must be received in proper form by 4:00 p.m., Eastern Time, on February 23,, 2023. The Fund will not accept any alternative, conditional or contingent tenders for repurchase. All tendering shareholders, by execution of the Repurchase Request Form, waive any right to receive any notice of the acceptance of their tender. The Repurchase Request Deadline will be strictly observed. If you (or another person acting on your behalf) or your financial consultant or advisor, or any broker/dealer or any other third party through which your shares may be held or registered fail to submit the required information to the Fund’s transfer agent or to take any other required action on or before 4:00 p.m., Eastern Time, on February 23, 2023, the Fund will not repurchase any of your shares until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer.

4.       Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on February 23, 2023 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Redemption Request Form. The Fund, however, may choose to make the Repurchase Pricing Date for the offer (i) earlier pursuant to applicable law; or (ii) as many as 14 calendar days after the Repurchase Request Deadline, except that if that day is not a regular business day, then the Repurchase Pricing Date will be the following regular business day. If the Repurchase Pricing Date is the same date as the Repurchase Request Deadline, the repurchase price will be the Fund’s NAV determined after close of business on the Repurchase Request Deadline. If the Fund uses a Repurchase Pricing Date later than the Repurchase Request Deadline, there is a risk that the Fund’s NAV may fluctuate between those dates. Shares of the Fund earn dividends declared to shareholders of record through the date prior to the Repurchase Pricing Date.

5.       Payment for Shares Repurchased. The Fund expects to pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee or a redemption fee, except as set forth in paragraph 10 below. However, if your shares are held for you by your registered investment adviser, broker-dealer, or other intermediary, or otherwise by a nominee, such third party may charge a transaction fee for submitting a repurchase request for you.

6.       Increase in Number of Shares Repurchased; Pro Rata Purchase. If shareholders tender for repurchase more than five percent (5%) of the outstanding shares of the Fund, the Fund may, but is not required to, repurchase up to an additional two percent (2%) of the outstanding shares of the Fund. If the Fund determines not to repurchase an additional two percent (2%) or if more than seven percent (7%) of the shares are tendered, then the Fund will repurchase shares on a pro rata basis based upon the number of shares tendered by each shareholder, and fractional shares will be rounded down to the nearest whole share. However, before prorating other amounts tendered, the Fund may (i) accept all shares tendered for repurchase by shareholders who own less than 100 shares and who tender all of their shares and (ii) repurchase all shares owned by a shareholder who tenders only a portion of its shares and the repurchase of such portion would cause the shareholder’s account balance to fall below the required minimum. There can be no assurance that the Fund will be able to repurchase all shares that each shareholder has tendered, even if all the shares in a shareholder's account are tendered. In the event of an oversubscribed offer, the Fund may not be able to repurchase all the shares that you wish to tender and you may have to wait until the next quarterly repurchase offer to tender the remaining shares. Subsequent repurchase requests will not be given priority over other shareholder requests. Your shares may be subject to NAV fluctuation during the period between quarterly redemption offers.

7.       Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on February 23, 2023. Shares properly withdrawn shall not thereafter be deemed to be tendered for purposes of the offer.

8.       Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees of the Fund, including a majority of the trustees who are not “interested persons” of the Fund (as that term is defined in the Investment Company Act of 1940, as amended), and only in the following limited circumstances:

●	If making or effecting the Repurchase Offer would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;
●	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted;
●	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the NAV of the Fund; and
●	For any other periods that the Securities and Exchange Commission permits by order for the protection of shareholders.

If the offer is suspended or postponed, the Fund will provide notice of the suspension or postponement to each shareholder of the Fund. If the Fund renews the offer, the Fund will send a new notification to each shareholder with details concerning the terms and conditions of the renewed offer.

9.       Tax Consequences. You should review the tax information in the Fund's current prospectus and statement of additional information and consult your tax adviser regarding any specific consequences, including federal, state, local and foreign tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by the shareholder.

10.     Early Repurchase Fees. A 2.00% early repurchase fee (the “Early Repurchase Fee”) will be charged by the Fund with respect to any repurchase of shares from a shareholder at any time prior to the day immediately preceding the one-year anniversary of the shareholder’s purchase of the shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. Therefore, shares repurchased will be deemed to have been taken from the earliest purchase of shares by such shareholder (adjusted for subsequent net profits and net losses) until all such shares have been repurchased, and then from each subsequent purchase of shares by such shareholder (adjusted for subsequent net profits and net losses) until such shares are repurchased. The Fund has elected not to impose the repurchase fee on repurchases of shares acquired through the reinvestment of dividends and distributions. The Early Repurchase Fee may be waived for certain categories of shareholders or transactions. For example, the Early Repurchase Fee will be waived on repurchases of shares: (i) in the event of the shareholder’s death or disability; (ii) that result from required minimum distributions taken from retirement accounts pursuant to the Internal Revenue Code; (iii) that result from returns of excess contributions made to retirement plans or individual retirement accounts; (iv) to satisfy participant loan advances by employer sponsored retirement plans; (v) in connection with distributions qualifying under the hardship provisions of the Code; and (vi) in connection with the Fund’s policy with respect to minimum account balances (described in the paragraph 1 above). Restrictions may apply to certain accounts and certain transactions. The Fund reserves the right to change these terms at any time. Any change will apply only to shares purchased after the effective date of such change.

11.     Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Fund’s adviser, the Fund’s transfer agent, the Fund's distributor, or any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Fund’s adviser, the Fund’s transfer agent, or the Fund's distributor is or will be liable for any loss incurred in the event that the Fund accepts unauthorized telephone instructions or repurchase requests that the Fund reasonably believes to be genuine.

None of the Fund, the Fund’s adviser, the Fund’s transfer agent, or the Fund's distributor is or will be obligated to ensure that your financial consultant or advisor, or any broker/dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's current prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this offer, contact your financial consultant or advisor.

The Finite Solar Finance Fund

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, February 23, 2023.

The Finite Solar Finance Fund

c/o Gryphon 17, LLC

3900 Park East Dr #200

Beachwood, OH 44122

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the Fund's outstanding shares and that if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis. I further understand that shareholders who tender for repurchase only a portion of their shares are required to maintain a minimum account balance of $500. If I tender a portion of my shares and the repurchase of that portion would cause my account balance to fall below the required minimum (provided that my account did not fall below the required minimum as a result of market movements after the date of the applicable repurchase offer notification), the Fund reserves the right to repurchase, and I hereby consent to such repurchase of, all of my outstanding shares.

Name(s) of Registered Shareholders:

Account Number:

Daytime Telephone Number:

Amount of Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Full Tender:	Please tender all shares in my account.

Partial Tender:	Please tender ___________shares from my account.

Dollar Amount:	Please tender enough shares to net $____________.

RETIREMENT ACCOUNTS ONLY - Withholding Notice and Election Form W-4P/OMB No. 1545-0074 Department of Treasury, Internal Revenue Service

If no withholding election is indicated below, IRS regulations require that 10% Federal income tax withholding be taken from your distributions. We encourage you to consult your accountant or tax advisor regarding your IRA distributions. Even if you elect not to have Federal income tax withheld, you are liable for payment of Federal income tax on the taxable portion of your distribution. You may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholdings are not adequate.

________  Federal Income Tax Withholding is to be withheld at ____% (If a percentage is not specified, 10% will automatically be withheld)

________  I elect NOT to have Federal Income Tax Withheld

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholders and mailed to the address of record.

Alternative mailing instructions:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered accounts owner; or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at (844) 434-6483 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Signature:	Date:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the National Association of Securities Dealers, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other "eligible guarantor institution" as that term is defined in Rule 17 Ad-15(a)(2) of the Securities Exchange Act of 1934.

Signature Guaranteed By: